Corporate and STS101 (DHE nasal powder for migraine) program update Conference call March 1, 2021 NASDAQ: STSA Exhibit 99.2

Important Notice This Presentation contains forward-looking statements concerning the business, operations and financial performance and condition of Satsuma Pharmaceuticals, Inc. (the “Company”), as well as the Company’s plans, objectives and expectations for its business operations and financial performance and condition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would,” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements about the potential continued development of STS101; the Company’s expectations regarding the completion of its analysis of the EMERGE trial data and announcement of its updated business plans by early 2021; Company’s expectations regarding the potential safety and efficacy of STS101; the Company’s clinical and regulatory development plans; the Company’s expectations with regard to the ASCEND trial; the Company’s expectations regarding the potential market size and size of the potential patient populations for STS101, if approved for commercial use; the Company’s commercialization, marketing and manufacturing plans and expectations; the pricing and reimbursement of STS101, if approved; the implementation of the Company’s business model and strategic plans for its business and STS101; the scope of protection the Company is able to establish and maintain for intellectual property rights covering STS101, including the projected terms of patent protection; estimates of the Company’s expenses, future revenue, capital requirements, its need for additional financing and its ability to obtain additional capital; the Company’s future financial performance; and developments and projections relating to the Company’s competitors and the Company’s industry, including competing therapies and procedures. In light of these risks and uncertainties, the events or circumstances referred to in the forward-looking statements may not occur. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the Securities and Exchange Commission, as well as other documents that may be filed by the Company from time to time. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the accuracy of the Company’s estimates relating to its ability to initiate and/or complete clinical trials; the Company’s ability to demonstrate sufficient evidence of efficacy and safety in its clinical trials of STS101; the Company’s ability to select suitable dosing regimens; the results of preclinical and clinical studies may not be predictive of future results; the unpredictability of the regulatory process; regulatory developments in the United States and foreign countries; the costs of clinical trials may exceed expectations; the Company’s ability to raise additional capital; and the risk that costs of clinical trials and preclinical activities will exceed expectations. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and the timing of events and circumstances and actual results could differ materially from those projected in the forward-looking statements. Accordingly, you should not place undue reliance on these forward-looking statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. This Presentation discusses STS101, a product candidate that is under clinical study, and which has not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of STS101 for the therapeutic use for which STS101 is being studied. Disclaimer

Satsuma

Summary

Developing innovative and differentiated treatment

STS101 (DHE nasal powder)

- DHE's anti-migraine effects are differentiated and well-established
- However, route of administration and/or performance of available dosage forms have limited DHE use

Large and growing market with high unmet needs

Acute treatment of migraine

- 39M patients in U.S. alone, with many underdiagnosed, undertreated, poorly served with existing treatments
- Acute market has continued to grow (by ~14%) since recent introductions of new preventive and acute treatments
- Gepant launches validate market opportunity and high unmet need; net sales currently annualizing at >$700M/year

Updated plan features new Ph3 efficacy trial

Key factors informing our updated plan

- EMERGE trial results and findings from our analyses
- Preliminary results to date from ASCEND Ph3 open-label safety trial
- KOL feedback and support
- Expected long product life with branded product price point
- Automated, commercial-scale manufacturing established

Position & next steps

12/31/20 cash: $68.2M

- **$80M private placement financing announced 3/1/21**
- **Current cash and financing proceeds fund operations into 2H 2023 and through key milestones:**
  - Readout of second STS101 Ph3 efficacy trial in 2H 2022
  - Completion of STS101 ASCEND long-term safety trial in 2H 2022
  - Filing of NDA Q4 2022

STS101



- **Proprietary, advanced formulation and delivery device technologies**
- **Product of >15 years of R&D**
- **Broad and long-lived IP estate, with 10 issued U.S. patents with expiration dates as late as end of 2039**

- **Well-capitalized**
- **Team with strong track record of execution**
- **Significant value creation opportunity**

2

Presentation overview EMERGE Phase 3 efficacy trial results Why EMERGE missed on co-primary endpoints and how we can apply what we’ve learned to make our next STS101 Ph3 trial successful STS101 under-delivery Early data entry for co-primary endpoints Very high proportions of subjects and treated attacks with characteristics associated with poor treatment outcomes High placebo response rate given severity of treated attacks Potential opportunity to maximize efficacy in next Ph3 trial with dose strength > 5.2 mg Preliminary results to date from ASCEND open-label, long-term safety trial (STS101 5.2 mg) Go-forward STS101 development plan

Satsuma

emerge STUDY

Phase 3 EMERGE design & enrollment summary

EMERGE design



Screening period
Treatment of single migraine attack within 56 days of randomization
Confirm patients had ≥ 2 and ≤ 8 migraine attacks during 28-day screening period (consistent with self-reported attack frequency during 3 months prior to initial screening visit)
28-day electronic headache diary
Randomize
(n = 1,201)
(n = 400)
(n = 399)
(n = 402)
STS101 5.2 mg DHE
STS101 3.9 mg DHE
Placebo
mITT
n = 353
n = 354
n = 358
1,065 Total mITT

- Designed per published FDA guidance for developing acute treatment of migraine drugs (Feb 2018)

Co-primary endpoints assessed 2 hours post-treatment in mITT population:

- % Free from Pain
- % Free from Most-Bothersome Symptom (from among photophobia, phonophobia or nausea)

Trial timeline

- Trial conducted June 2019 - July 2020
  (>1200 subjects randomized in < 1yr, including during COVID pandemic)
- Topline results reported September 2020

Enrollment & disposition

- 1,201 subjects randomized
- 1,093 in safety population*
- 1,065 in mITT population**

* All subjects who took study medication
**All subjects with qualifying migraine attack (i.e., Moderate or Severe pain severity at baseline) who took study medication and entered efficacy data for at least one time point ≤ 2hrs

4

Demographics 3.9 mg STS101 5.2 mg STS101 Placebo Age (mean) 40.5 40.5 40.1 Gender (% Female) 87.3 87.3 87.4 Race (% White) 81.4 79.6 84.1 Use of preventive medications (%) 15.0 14.4 13.1 Headache Impact Test (HIT-6) score (mean) 64.5 65.5 64.4 HIT-6 score ≥60, indicating severe impact (%) 82.5 88.1 83.8 HIT-6 score ≥70 indicating very severe impact (%) 17.2 23.5 17.1 Source:STS101-002 Topline Data September 2020; mITT Population EMERGE treatment groups were well balanced for age, gender, race, and use of preventive medications A higher % of subjects in the 5.2 mg STS101 group had HIT-6 scores indicating “severe” or “very severe” impact

Characteristics of treated attacks (reported at time of treatment) Treated attacks had high rates of characteristics associated with poor treatment outcome Severe symptomology suggests many subjects treated attacks late in the migraine cycle Source:STS101-002 Topline Data September 2020; mITT Population 3.9 mg STS101 (%) 5.2 mg STS101 (%) Placebo (%) Pain severity (moderate/severe) 52.5/47.5 49.3/50.7 53.6/46.4 Nausea 73.2 73.4 71.8 Photophobia 93.5 95.8 95 Phonophobia 88.1 90.7 88.8 Allodynia1 67.8 64.6 63.7 Moderate or Severe Functional Impairment2 85.9 83.9 86.3 Allodynia was considered present if subject had 2 positive responses in 6 question allodynia questionnaire immediately before study drug administration (Ashkenazi 2007; Tepper 2011) Moderate: Unable to perform certain activities of daily living; Severe: Unable to perform most activities of daily living or requiring bedrest

STS101 narrowly missed on co-primary efficacy endpoints1 3.9mg 5.2mg Difference vs Placebo 4.7% 4.5% p-value 0.10 0.11 3.9mg 5.2mg Difference vs Placebo 5.4% 6.8% p-value 0.14 0.06 1. Per SAP, any subject with missing data at 2hrs imputed to be nonresponder, irrespective of responder status at the last earlier time point when data was entered 68/353 69/354 53/358 119/353 139/343 133/340

Freedom from Pain over time Source: STS101-002 Topline Data September 2020; mITT Population * denotes p<0.05 vs placebo * * * * * * * * * STS101 5.2 mg was numerically superior to Placebo at all time points and to STS101 3.9 mg at 9 of 12 time points Difference vs Placebo was significant at 3 hours (p<0.05) and all time points thereafter through 24 hours Subjects with missing data at a time point imputed as nonresponders

Freedom from MBS over time Source: STS101-002 Topline Data September 2020; mITT Population Both STS101 dose strengths were significant (p<0.05) versus placebo by 3 hours and through 12 hours * * * * * * * * * * denotes p<0.05 vs placebo Subjects with missing data at a time point imputed as nonresponders

STS101 showed favorable safety & tolerability profile No Serious Adverse Events No cardiovascular-related Adverse Events No nausea signal Most frequent nasal adverse event (discomfort) occurred in < 6% Adverse Events 3.9 mg STS101 5.2 mg STS101 Placebo Safety Population (n) 363 367 363 At least 1 treatment emergent AE (n/%) 57 (15.7) 57 (15.5) 33 (9.1) Most frequent AEs (%) Nasal discomfort 5.5 5.7 1.9 Dysgeusia 4.1 4.9 1.4 Rhinorrhea 2.5 1.4 1.1 Nasal congestion 1.4 2.2 0.8 Nausea 1.1 1.1  0.6

EMERGE trial summary High % of treated attacks had characteristics associated with poor treatment outcome Both STS101 dose strengths demonstrated anti-migraine activity, but narrowly missed achieving statistical significance on co-primary endpoints at 2 hours Statistically significant effect by 3 hours and thereafter STS101 5.2 mg was numerically superior to placebo at all time points (15 min – 48 hrs) Significant effect (p<0.05) on multiple secondary efficacy endpoints Favorable safety and tolerability profile Absolute response rates in EMERGE in context: Were generally in-line, particularly at later time points, with rates reported in other similarly-designed large Ph3 trials in which subjects had high rates of characteristics associated with poor treatment outcome (e.g., MAP0004 FREEDOM, AXS-07 MOMENTUM)

Satsuma

Findings from our EMERGE trial analyses and how we are addressing them

Interlinked reasons for EMERGE miss	Strategy for addressing in next STS101 Ph3 trial
STS101 under-delivery	Improve patient training and instructions for use Improve STS101 delivery device with minor changes
Early data entry for co-primary endpoints	• Adjust time windows for eDiary data entry to align with nominal time points
Very high proportions of subjects and treated attacks with characteristics associated with poor treatment outcomes	• Adjust screening procedures / inclusion criteria • Instruct subjects to treat qualifying migraines as soon as pain intensity reaches "moderate"
High placebo response rate given severity of treated attacks	• Increase trial size and statistical power • Site and subject training to minimize expectation bias and increase standardization of reported outcomes • 2-arm study will reduce expectation of receiving active vs EMERGE (3-arms: 2 active + placebo)

In addition, given safety/tolerability profile observed in EMERGE and to date in ASCEND, a dose strength greater than 5.2 mg should be feasible and could maximize efficacy. We are conducting a Ph1 PK study to evaluate 5.2 mg and two higher dose strengths.

12

STS101 designed for intuitive administration – a full dose within seconds Fold Off tab 1 Insert In nostril 2 squeeze to deliver (Repeat 3x) 3

Satsuma

STS101 under-delivery in EMERGE

EMERGE subjects delivered, on average, ~70% of label dose*

Reasons:

1. Learning curve effect
   - First use of STS101 (or placebo) by EMERGE subjects was in the treated attack for which efficacy was evaluated
   - Tentativeness with first use → slow pump squeeze
2. STS101 devices used in EMERGE
   - If first pump squeeze was slow, full dose was not delivered AND remaining dose in device was not available for delivery with subsequent two pump squeezes

Calculated % Emitted Dose STS101 (5.2 mg)	
N	346
Mean	73%
Median	81%
SD	24%

Similar calculated % Emitted Dose (ED) results observed in EMERGE for STS101 3.9 mg

* Estimate based on post-trial analysis of amount drug remaining in 689 returned STS101 devices used by EMERGE subjects

14

Satsuma

STS101 under-delivery in EMERGE

EMERGE subjects delivered, on average, ~70% of label dose*

Reasons:

1. Learning curve effect
   - First use of STS101 (or placebo) by EMERGE subjects was in the treated attack for which efficacy was evaluated
   - Tentativeness with first use → slow pump squeeze
2. STS101 devices used in EMERGE
   - If first pump squeeze was slow, full dose was not delivered AND remaining dose in device was not available for delivery with subsequent two pump squeezes

* Estimate based on post-trial analysis of amount drug remaining in 689 returned STS101 devices used by EMERGE subjects

Higher % Emitted Dose generally associated with higher response rates across various endpoints

STS101 5.2 mg

% Free from Pain & MBS at 2 hours by % Emitted Dose



% responders
0
5
10
15
20
25
30
35
40
45
Pain Free
MBS Free
*
p=0.03
vs Placebo
Placebo
%ED ≤ 70%
%ED > 70%
Placebo
%ED ≤ 70%
%ED > 70%

15

Ensuring adequate delivery of drug in our next STS101 Ph3 trial Issues in EMERGE 1. Learning curve effect 2. STS101 devices used in EMERGE Site staff and subject training Subjects practice improved self-administration procedure during screening visits (using STS101 devices filled with inactive powder)—i.e., before treatment of actual migraine attack Developing improved training with input from human factors expert Minor improvements to STS101 device to increase robustness and tolerance for suboptimal administration technique Minor device changes Pumps with thin walls for easier squeezing Added simple check valve Increased delivery with first squeeze, even if slow / tentative Ensure full dose is available for delivery Improvements

Satsuma

Initial data from ongoing open-label ASCEND long-term safety study indicate improvements effectively increase % Emitted Dose

% Emitted Dose in EMERGE and initial ASCEND data set

	EMERGE (5.2 mg)	ASCEND (5.2 mg)	Change
N	346	768	
Mean	73%	83%	**+10%**
Median	81%	89%	**+8%**
SD	24%	17%	**-7%**

Improvements to increase % Emitted Dose

- Thinner pump wall for easier squeezing (all STS101 devices in ASCEND)
- Initial training improvements (ASCEND results don't reflect full effect of initial training improvements, as implementation initiated several months after study start)
- Data may reflect some learning curve effects, i.e., administration technique improving with successive uses

Further % Emitted Dose improvements likely

- Devices incorporating check valve
- Further training improvements

Pain Free response rates at 2h in ASCEND have increased over time as some, but not all, improvements have been implemented

17

Satsuma

Findings from our EMERGE trial analyses and how we are addressing them

Interlinked reasons for EMERGE miss	Strategy for addressing in next STS101 Ph3 trial
STS101 under-delivery	• Improve patient training and instructions for use • Improve STS101 delivery device with minor changes
Early data entry for co-primary endpoints	Adjust time windows for eDiary data entry to align with nominal time points
Very high proportions of subjects and treated attacks with characteristics associated with poor treatment outcomes	• Adjust screening procedures / inclusion criteria • Instruct subjects to treat qualifying migraines as soon as pain intensity reaches "moderate"
High placebo response rate given severity of treated attacks	• Increase trial size and statistical power • Site and subject training to minimize expectation bias and increase standardization of reported outcomes • 2-arm study will reduce expectation of receiving active vs EMERGE (3-arms: 2 active + placebo)

In addition, given safety/tolerability profile observed in EMERGE and to date in ASCEND, a dose strength greater than 5.2 mg should be feasible and could maximize efficacy. We are conducting a Ph1 PK study to evaluate 5.2 mg and two higher dosage strengths.

18

Adjusting time window and timing of subject prompts for eDiary data entry should increase effect size in our next STS101 Ph3 trial EMERGE 2h nominal time point in eDiary opened for data entry at 1h:45m (with alarm) and closed at 2h:15m Nearly all subjects entered data at or just after 1h:45m Response rate curves and are steepest from 0-3h Interpolation analysis indicates ~30% increase in effect size with 15-minute time window shift

Satsuma

Findings from our EMERGE trial analyses and how we are addressing them

Interlinked reasons for EMERGE miss	Strategy for addressing in next STS101 Ph3 trial
STS101 under-delivery	• Improve patient training and instructions for use • Improve STS101 delivery device with minor changes
Early data entry for co-primary endpoints	• Adjust time windows for eDiary data entry to align with nominal time points
Very high proportions of subjects and treated attacks with characteristics associated with poor treatment outcomes	• Adjust screening procedures / inclusion criteria • Instruct subjects to treat qualifying migraines as soon as pain intensity reaches "moderate"
High placebo response rate given severity of treated attacks	• Increase trial size and statistical power • Site and subject training to minimize expectation bias and increase standardization of reported outcomes • 2-arm study will reduce expectation of receiving active vs EMERGE (3-arms: 2 active + placebo)

In addition, given safety/tolerability profile observed in EMERGE and to date in ASCEND, a dose strength greater than 5.2 mg should be feasible and could maximize efficacy. We are conducting a Ph1 PK study to evaluate 5.2 mg and two higher dosage strengths.

20

Impact of migraine pain intensity in treated attacks, and how we plan to reduce the proportion of attacks with SEVERE pain intensity Migraine attacks are more difficult to treat when pre-treatment pain intensity has progressed to SEVERE, and baseline pain severity is the key predictor of pain-freedom at 2 hours In EMERGE, STS101 placebo-adjusted response rates for co-primary endpoints at 2 hours were substantially greater for attacks with MODERATE versus SEVERE baseline pain, approximately 8-10% versus 1-5%, respectively EMERGE and other studies utilizing an eDiary during screening to prospectively confirm migraine and headache frequency immediately prior to randomization consistently have higher proportions of subjects with SEVERE pain in treated attacks In our next Ph3 trial, not relying on the eDiary for the above purpose should reduce the proportion of treated attacks with SEVERE baseline pain Sources: Diener et al., Neurology 2004; Diener et al., Cephalalgia 2007; Lombard et al., Headache 2020; STS101-002 Topline Data September 2020; mITT Population; Aurora et al., Headache 2011; Spierings et al., Cephalalgia 2017; Dodick et al., NEJM 2019; Lipton et al., JAMA 2019; Kuca et al., Neurology 2018; Goadsby et al., Brain 2019; Lipton et al., AHS 2018; Lipton et al., NEJM 2019; Croop et al., Lancet 2019

Satsuma

Findings from our EMERGE trial analyses and how we are addressing them

Interlinked reasons for EMERGE miss	Strategy for addressing in next STS101 Ph3 trial
STS101 under-delivery	• Improve patient training and instructions for use • Improve STS101 delivery device with minor changes
Early data entry for co-primary endpoints	• Adjust time windows for eDiary data entry to align with nominal time points
Very high proportions of subjects and treated attacks with characteristics associated with poor treatment outcomes	• Adjust screening procedures / inclusion criteria • Instruct subjects to treat qualifying migraines as soon as pain intensity reaches "moderate"
High placebo response rate given severity of treated attacks	Increase trial size and statistical power Site and subject training to minimize expectation bias and increase standardization of reported outcomes 2-arm study will reduce expectation of receiving active vs EMERGE (3-arms: 2 active + placebo)

In addition, given safety/tolerability profile observed in EMERGE and to date in ASCEND, a dose strength greater than 5.2 mg should be feasible and could maximize efficacy. We are conducting a Ph1 PK study to evaluate 5.2 mg and two higher dosage strengths.

22

Satsuma

Minimizing and mitigating placebo response rate in our next STS101 Ph3 trial

Factors influencing placebo response rates		Strategy for addressing in next STS101 Ph3
• Expectation bias - Odds of receiving active treatment	→	Study with single active arm reduces odds of receiving active treatment
- How investigator & site personnel introduce study & study medication	→	Implement Placebo Response Reduction training:* - Neutralize site staff and subject expectations - Standardize data reporting and reduce variability
• Nasal administration of powder formulation (nose feel) - Non-oral treatments that engender sensation (e.g., injectable and nasal) may report higher placebo response rates	→	Subjects to use STS101 device to administer inactive powder during screening and randomization visits so that they experience "nose feel" prior to treating actual migraine attack
	AND	Increasing trial size to ~700 per arm will mitigate effect of higher placebo response rate by increasing statistical power

Sources: de Craen et al, J Neurol 1999; Macedo et al., Eu J Clin Pharm 2006; Evans et al. Cephalalgia 2020; Treister et al., Pain 2019; Viana et al., Cephalalgia 2015; Gibbons et al., J Exp Soc Psychol 1979; Ashina, et al., Cephalalgia 2021

*Successfully implemented in migraine and back pain studies, achieving 30-50% reductions in placebo response rates

23

Satsuma

Potential for maximizing efficacy with higher STS101 dose in our next Ph3 trial

- **We plan to conduct a PK study (preliminary results expected in April 2021)**
  - Study will evaluate IM DHE, Migranal, & three STS101 dose strengths (5.2 mg & 2 higher dose strengths)
- STS101 7.8 mg PK projected to be similar to MAP0004 and IM DHE
- Final dose for next STS101 Ph3 trial to be selected based on PK study results


% Pain Relief@2hrs (absolute) versus Cmax
Pain Relief @ 2hrs absolute response rate (%)
Cmax (ng/mL) reported in PK studies
MIGRANAL
MAP0004
Ph3
SC
R² = 0.5504
0
10
20
30
40
50
60
70
80
0.5
1
1.5
2
2.5
3
3.5
4

DHE (mg)	C_{max} (ng/mL)	Time to $C \geq 2.5$ ng/mL (minutes)
IM/SC DHE	2.9-3.5[1,5,6]	5-15[1,5,6]
STS101 7.8 mg (projected values)	**2.6[7]**	**<15[7]**
MAP0004	2.5[2]	10[2]

Values in table are geometric means

Sources: [1]STS101-001 Data; [2]Kellerman et al., J Aerosol Med Pulm Drug Del 2013; [3]Winner et al., Headache 1996; [4]Aurora et al., Headache 2011; [5]Schran et al., Curr Ther Res 1994; [6]FDA approval package for SC DHE 1998; [7]STS101-001 Dose Extrapolation Report, Nov 6, 2020

24

Potential impact of changes on pain freedom at 2hrs in our next Ph3 trial Estimated Response Rates STS101 Placebo 23-28% 12-15% Values are hypothetical, based on our internal modeling and may not predict clinical trial results In addition, larger sample size of ~700/arm increases power to detect effect with statistical significance +4% Active Arm Response Deliver full dose +1.5 to 2% Active Arm Response Collect data at 2-hr time point -1 to 2% Placebo Response +1 to 2 % Active Arm Response Increase % of attacks with MODERATE pain intensity Placebo Response Reduction Training

ASCEND open-label, long-term safety trial results to date

Preliminary ASCEND results summary Last 4 weeks Total to date Attacks treated (by 279 subjects) 639 2,240 % Pain Free @ 2 hrs 37% 30% % Pain Free @ 4 hrs 60% 56% % Pain Free @ 24 hrs 86% 82% % Pain Relief @ 2 hrs 82% 72% Response rates are based on treated attacks for which subjects have reported efficacy data at indicated time point; i.e., no imputation for missing data For some subjects, 4h & 24h response rates may be affected by second dose; second dose taken after 2h in ~17% of treated attacks Pain severity at time of treatment across all treated attacks: 48% severe; 45% moderate; 7% mild Dropout rate to date: ~20% As of Feb 23, 2021

Preliminary results from ongoing ASCEND study No STS101 related Serious Adverse Events No cardiovascular-related Adverse Events Adverse Events 5.2 mg STS101 Safety Population (n) 283 Most frequent AEs % of subjects reporting AE at least once Dysgeusia 15.1 Nasal discomfort 14.1 Rhinorrhea 7.3 Nasal congestion 5.2 Nausea 4.7 As of Jan 19, 2021

Updated STS101 development plan

Next steps $68.2M cash, equivalents, and marketable securities as of 12/31/2020 Current cash and financing proceeds fund operations into 2H 2023 and through key milestones Anticipated STS101 development milestones Q2 2021 Complete Phase 1 safety and pharmacokinetic study with STS101 5.2 mg and two higher dose strengths Mid-2021 Initiate second STS101 Phase 3 efficacy trial 2H 2022 Read out topline results from second Phase 3 efficacy trial 2H 2022 Complete ASCEND STS101 long-term safety trial Q4 2022 File STS101 NDA

Supplemental slides

Some terminology Term Meaning / comment Baseline Time immediately before subject administered study medication 2 hours Post-treatment timepoint when co-primary endpoints were assessed Note: In EMERGE, eDiary prompted subjects to record efficacy beginning at 1h:45m post-treatment and continued to accept entries for “2 hour” timepoint through 2h:15m post-treatment. Most EMERGE subjects entered efficacy data in eDiary for “2 hour” timepoint at ~1h:45m Pain Severity Severity of pain reported by subjects per a 4-point scale: No pain (“0”) Mild pain (“1”) Moderate pain (“2”) Severe pain (“3”) Modified Intent to Treat (mITT) population Population in which primary efficacy analysis is conducted and includes qualifying migraine attack (i.e., migraine with Moderate or Severe Baseline Pain Severity), who took study medication, and entered efficacy data for at least one time point ≤ 2 hrs Freedom from Pain Pain Severity of “No pain” at the timepoint of interest Most Bothersome Symptom (MBS) The symptom present at Baseline in the treated attack that was most bothersome to the subject. Selected from among photophobia, phonophobia or nausea. Categorical variable (present / absent). Freedom from MBS Absence of MBS at the timepoint of interest Pain Relief A change in Pain Severity from Moderate or Severe at Baseline to Mild Pain or No Pain at the timepoint of interest. Secondary efficacy endpoint commonly utilized in acute treatment of migraine trials. “Pain Relief” is a lower efficacy hurdle than “Freedom from Pain”. As is standard in acute treatment of migraine trials, EMERGE subjects were instructed to treat a migraine attack with Moderate or Severe Baseline Pain Severity. Only subjects who did so are included in the efficacy analysis.

Some dose response trends observed as function of % emitted dose Higher calculated % emitted dose (ED) generally results in higher response rates across various endpoints 3.5 mg* 1.8 mg* 2.4 mg* 4.6 mg* * calculated mean emitted dose within subgroup 3.9 mg 5.2 mg ≤70% ED >70% ED Placebo ≤70% ED >70% ED

Large body of migraine literature points to pain severity at baseline as the key predictor of response at 2 hours “Treatment and pretreatment pain severity were conclusively the most important predictors of clinical outcome by several orders of magnitude compared with other significant predictors. These data are consistent with other analyses showing migraine pain may be more difficult to treat when it has progressed to severe pain.”

We can increase % of treated attacks with moderate pain at baseline by utilizing “Historical self-reporting only” screening approach to confirm monthly migraine attacks and headache days Trial Historical self-reporting by subject FOLLOWED BY Prospective validation with eDiary during 28-day screening period Historical self-reporting only MAP0004 ADAM zolmitriptan STS101 Mean Ubrogepant Lasmiditan Rimegepant Mean Pain intensity at baseline FREEDOM EMERGE ACHIEVE I ACHIEVE II SAMURAI SPARTAN 301 302 303 Moderate 54% 49% 52% 52% 63% 59% 71% 70% 71% 66% 71% 67% Severe 46% 51% 48% 48% 37% 41% 29% 30% 29% 34% 29% 33% Studies with “Historical self-reporting only” consistently have higher proportions of subjects with moderate pain in treated attacks EMERGE screening procedure Screening procedure to be utilized in our next STS101 Ph3 trial Sources: STS101-002 Topline Data September 2020; mITT Population; Aurora et al., Headache 2011; Spierings et al., Cephalalgia 2017; Dodick et al., NEJM 2019; Lipton et al., JAMA 2019; Kuca et al., Neurology 2018; Goadsby et al., Brain 2019; Lipton et al., AHS 2018; Lipton et al., NEJM 2019; Croop et al., Lancet 2019

Satsuma

For DHE (and STS101), we believe C_{max} is dose-dependent and the best PK predictor of efficacy at 2hrs


% Pain Relief@2hrs (absolute) versus Cmax
Pain Relief @ 2hrs absolute response rate (%)
Cmax (ng/mL) reported in PK studies
MIGRANAL
MAP0004
Ph3
SC
R² = 0.5504
0
10
20
30
40
50
60
70
80
0
0.5
1
1.5
2
2.5
3
3.5
4

PK parameter	R^2 (goodness of fit)
C_{max}	**0.55**
$AUC_{0\text{-}30min}$	**0.51**
$AUC_{0\text{-}60\ min}$	0.40
Time plasma concentration > 1 ng/mL	0.32
$AUC_{0\text{-}2hrs}$	0.24

PD / efficacy measure: Pain Relief@2hr response rate data reported in 9 DHE trials

- 6 Migranal trials (including 4 trials listed in Migranal label, Boureau & Touchon)
- 2 MAP0004 trials (Ph2 & Ph3)
- 1 SC DHE (Winner)

PK values

- Migranal values from STS101-001 Ph1 PK trial
- MAP0004 values reported by Kellerman et al. MAP0004 meta-analysis paper
- SC DHE assumed to have same PK as IM DHE in STS101-001 trial given that they are reported to be bioequivalent

36

Satsuma

STS101 under-delivery in EMERGE: lower-than-expected C_{max} (estimated based on % emitted dose) and 2hr efficacy were consistent with PK/PD model



% Pain Relief@2hrs (absolute) versus Cmax
Pain Relief @ 2hrs absolute response rate (%)
Cmax (ng/mL) reported in PK studies
MIGRANAL
MAP0004
Ph3
SC
R² = 0.5504
Projected EMERGE 5.2 mg %PR2h if mean Cmax had been as observed in Ph1 PK trial (~2 ng/mL)
Actual EMERGE 5.2 mg %PR2h (50.8%)
Est. mean Cmax in EMERGE (~1.4 ng/mL) based on observed %ED

PD / efficacy measure: Pain Relief@2hr response rate data reported in 9 DHE trials

- 6 Migranal trials (including 4 trials listed in Migranal label, Boureau & Touchon)
- 2 MAP0004 trials (Ph2 & Ph3)
- 1 SC DHE (Winner)

PK values

- Migranal values from STS101-001 Ph1 PK trial
- MAP0004 values reported by Kellerman et al. MAP0004 meta-analysis paper
- SC DHE assumed to have same PK as IM DHE in STS101-001 trial given that they are reported to be bioequivalent

37

Cmax and early AUC drive DHE efficacy at 2 hrs DHE (mg) Cmax (ng/mL) Tmax (minutes) AUC0-30m (ng*hr/mL) % Patients with Pain Relief at 2hrs IM/SC DHE (1 mg) 2.9-3.51,5,6 15-301,5,6 1.31 733 MAP0004 (1 mg) 2.52 102 0.72 594 Sources: 1STS101-001 Data; 2Kellerman et al., J Aerosol Med Pulm Drug Del 2013; 3Winner et al., Headache 1996; 4Aurora et al., Headache 2011; 5Schran et al., Curr Ther Res 1994; 6FDA approval package for SC DHE 1998 DHE is maximally effective at 2 hours with high early AUC when plasma concentration of 2.5 ng/mL achieved within 10-30 min   Values in table are geometric means

Placebo response rate in EMERGE was higher than expected given the high % of subjects with severe pain at baseline EMERGE actual EMERGE predicted Sources: Diener et al., Neurology 2004; Aurora et al., Headache 2011; Tepper et al., Mayo Clinic Proc 2011; Dodick et al, New Engl J Med 2019; Lipton et al., JAMA 2019; Axsome Therapeutics Conference Call December 30, 2019; Kuca et al., Neurology 2018; Goadsby et al., Brain 2019 Placebo response rates in Ph3 migraine trials tend to decrease as % of subjects with severe pain at baseline in treated attacks increases

Pain Freedom at 2h endpoint – sensitivity analysis & modeling EMERGE results (5.2 mg STS101) How much any single parameter would need to change to achieve p<0.05 With eDiary data entry shifted from 1:47 to 2:00 EMERGE results (5.2 mg STS101) How much any single parameter would need to change to achieve p<0.05 Calculated EMERGE results How much any single parameter would need to change to achieve p<0.05 Moderate/Severe (%) 49/51 65/35 49/51 50/50 N per arm (mITT) ~355 538 ~355 365 PF at 2h placebo response rate 14.8% 13.7% 16.6% 1 14.5% 2 PF at 2hr response rate 19.3% 20.4% 22.5% 1 19.3%+ 2 p-value 0.1137 ~0.004 (cumulative effect of all changes) 0.051 ~0.03 (cumulative effect of all changes) Values are hypothetical based on our internal modeling and not intended to predict clinical trial results 2. values at 1h:47m 1. based on interpolation analysis

Powering our next STS101 Ph3 trial and potential outcomes per our modeling EMERGE Next STS101 Ph3 trial Conservative 7.5% effect size Next STS101 Ph3 trial Nominal upside 12.2% effect size Moderate/Severe (%) 49/51 55/45 60/40 N per arm (mITT) ~355 650 650 PF at 2h placebo response rate 14.8% 15.0% 13.8% PF at 2hr response rate 19.3% 22.5% 25% p-value 0.1137 0.0005 0.0000003 Our next Ph3 trial will be powered to detect 7.5% effect size for both Pain Free (2h) and MBS Free (2h) co-primary endpoints with >95% and 80% power, respectively N=1400; (700/arm with ~650/arm in mITT population) How our strategy could play out Values are hypothetical based on our internal modeling and not intended to predict clinical trial results